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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                NOVEMBER 2, 1998
                                (Date of Report)


                                  NITCHES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                           Commission File No. 0-13851


               California                                  95-2848021
      (State or Other Jurisdiction             (IRS Employer Identification No.)
            of Incorporation)


                              10280 Camino Santa Fe
                           San Diego, California 92121
                    (Address of Principal Executive Offices)


                                 (619) 625-2633
                          (Registrant's Telephone No.)



                                                            Exhibit Index Page 3
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ITEM 5.  OTHER EVENTS

        The Company announced on October 30, 1998 the final results of the Company's Offer (as defined in the Offer to Purchase dated August 18, 1998, as amended) which terminated at 5:00 p.m. Eastern Daylight Time, on Wednesday, October 21, 1998. Such results are described in the Company's press release which is incorporated by reference.


Dated:   November 2, 1998                   NITCHES, INC.



                                            By:    /s/ Steven P. Wyandt
                                               ---------------------------------
                                               Steven P. Wyandt
                                               President


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                                  EXHIBIT INDEX



            Exhibit Number                           Description
            --------------                           -----------
                  2.1                           Form of Press Release